EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John L. Hofmann, certify as follows:

1.

To the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, fully complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.

To the best of my knowledge, based upon a review of the report, the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John L. Hofmann
John L. Hofmann
Chief Financial Officer November 2, 2021